Exhibit 99.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

Date:

March 5, 2012

Amount:

$15,000.00

BROWNSHIRE HOLDINGS, INC.

8% UNSECURED PROMISSORY NOTE

FOR VALUE RECEIVED, Brownshire Holdings, Inc., a Nevada corporation (the “Company”), promises to pay to Joseph Nemelka or its registered assigns (the “Holder”), the principal sum of $15,000.00, or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest equal to eight percent (8%) per annum.  All unpaid principal, together with the balance of unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on December 31, 2013 (the “Maturity Date”).

The following is a statement of the rights of the Holder and the conditions to which this 8% Unsecured Promissory Note (“Note”) is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.

Registration of Note on Company’s Books.  The Company shall register this Note upon records to be maintained by the Company for that purpose (the “Note Register”), in the name of the record Holder hereof from time to time. The Company shall maintain the name and address of the registered Holder on the Note Register. The Company may deem and treat the registered Holder of this Note as the absolute owner hereof for the purpose of any payment, conversion, or other stock issuance and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.

Prepayment.  This Note is subject to prepayment, in whole or in part, at any time.

3.

Satisfaction and Discharge of Note.  This Note shall cease to be of further effect (except as to any surviving rights of conversion, transfer, or exchange of the Note herein expressly provided for) when:

a.

The Company has paid or caused to be paid all sums payable hereunder by the Company, including all principal amounts and interest payable under the Note; and

b.

All the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been complied with.

4.

Events of Default.  “Event of Default,” when used herein, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administration or government body or be caused by the provisions of any paragraph herein means any one of the following events:

a.

Default in the payment of any interest on this Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

b.

Default in the payment of the principal amount of this Note when due, whether at the Maturity Date, upon prepayment, or otherwise; or

c.

Default in the performance or breach of any covenant or warranty of the Company in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 60 days after there has been given to the Company by registered or certified mail, by the Holder, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

d.

The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

e.

The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee (or other similar official) of the Company or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

5.

Acceleration of Maturity.  Except as provided herein, if an Event of Default occurs and is continuing then, in every such case, the Holder may declare the principal of this Note to be due and payable immediately, by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable. At such time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the Holder, the Holder, by written notice to the Company, may rescind and annul such declaration and its consequences, if all Events of Default, other than the nonpayment of the principal of this Note which has become due solely by such acceleration, has been cured or waived. No such rescission shall affect any subsequent default or impair any right consequent thereon.

6.

Restrictions.  The Holder, by acceptance of this Note (unless issued pursuant to an effective registration statement under the Securities Act), represents and warrants as follows:

a.

The Note is being acquired for the holder’s own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or any interest therein without registration or other compliance under the Act, and the Holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

b.

The Holder has been advised and understands that the Note has not been registered under the Securities Act and the Note must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the Company is under no obligation to register the Note under the Securities Act; in the absence of such registration, sale of the Note may be impracticable; the Company or the Company’s registrar and transfer agent, if any, will maintain stock transfer orders against registration of transfer of the Note.

c.

The Company may refuse to transfer the Note unless the Holder provides an opinion of legal counsel reasonably satisfactory to the Company or a “no action” or interpretive response from the SEC to the effect that the transfer is proper; further, unless such letter or opinion states that the Note is free from any restrictions under the Securities Act, the Company may refuse to transfer the Note to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Note as set forth herein. The Company may also refuse to transfer the Note if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

7.

Registration of Transfers and Exchange of Notes.

a.

Transfer Register.  Subject to compliance with the legend set forth on the face of this Note, the Company shall register the transfer of any portion of this Note in the Note Register, upon surrender of this Note with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 8(b) below. Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Holder hereunder.

b.

New Notes.  This Note is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 8(b) below for one or more New Notes, evidencing in the aggregate the right to aggregate principal amount of the original Note. Any such New Note will be dated the date of such exchange.

8.

Miscellaneous.

a.

Shareholder Rights.  The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company. The rights of the Holder are limited to those expressed in this Note.

b.

Notices.  All communications provided for herein shall be in writing and shall be deemed to be given or made on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service, or (b) three business days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested, to the party entitled to receive the same, if to the Company at 10939 N. Alpine Hwy, PMB 114, Highland, UT 84006, or if to the Holder, at 159 South 975 West, Mapleton, Utah 84664, or at such other address as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this paragraph.

c.

Attorneys’ Fees.  Should either party hereto default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney’s fee, which may arise or accrue therefrom, or in pursuing any remedy provided hereunder or by the statutes of any state.

d.

Governing Law and Venue.  This Note and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Utah (without giving effect to any choice or conflict of law provisions), and any and all actions to enforce the provisions of this Note shall be brought in a court of competent jurisdiction in the County of Salt Lake, State of Utah and in no other place.

e.

Entire Agreement.  This Note constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, letters of intent, and preliminary agreements between the parties hereto relating to the subject matter of this Note.

f.

Rights Are Cumulative.  The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have available under applicable law. No delay or failure on the part of a party in the exercise of any power or right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

g.

Waiver and Amendment.  None of the provisions hereof may be changed, waived, terminated or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, termination or discharge is sought.

h.

Survival of Covenants, Etc.  All covenants, representations, and warranties made herein to any party, or in any statement or document delivered to any party hereto, shall survive the making of this Note and shall remain in full force for a period of two years from the date of this Note.

j.

Presentment Waiver.  The Company hereby waives presentment for payment, protest, and notice of protest and of nonpayment of this Note.

k.

Severability.  If any provision of this Note is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Note be construed to remain fully valid, enforceable, and binding on the parties.

l.

Headings.  The descriptive headings of the various sections or parts of this Note are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the undersigned has executed this Note on behalf of the Company to be effective as of the date first written above

Brownshire Holdings, Inc.

By: /s/ Steven G. Black

       Steven G. Black, Chief Executive Officer

       President

(To be executed upon assignment of Note)

For value received, ____________________________________________________ hereby sells, assigns and transfers unto ____________________________________________________ the attached Note [bearing 8% interest per annum], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Brownshire Holdings, Inc. (the “Company”) attorney to transfer said Note [including said percentage of said Note] on the books of the Company, with full power of substitution in the premises.

If not all of the attached Note is to be so transferred, a New Note is to be issued in the name of the undersigned for the balance of said Note:

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

_____________________________________________________________

The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Note unless applicable federal and state securities laws have been complied with.

Dated: ____ day of _________________, in the year 20____.

_______________________________________

Signature of Note Holder

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